SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

AMERITRADE HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
Common Stock

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Filed by Ameritrade Holding Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ameritrade Holding Corporation Commission File No.: 000-49992

This filing consists of the following materials provided to clients of Ameritrade Holding Corporation (“Ameritrade”) and Ameritrade Canada, Inc. The materials were posted to the Ameritrade website and emailed and direct mailed to the clients.

(1)	Letter from Joe Moglia, Chief Executive Officer of Ameritrade, to Advisors

(2)	Advisors Q&A

(3)	Letter from Joe Moglia, Chief Executive Officer of Ameritrade, to Traders

(4)	Letter from Joe Moglia, Chief Executive Officer of Ameritrade, to Investors

(5)	Client Q&A

(6)	Letter from John See, President, TD Waterhouse Discount Brokerage and Financial Planning and Peter H. Williams, Chairman and Chief Executive Officer of Ameritrade Canada, Inc. to clients of Ameritrade Canada, Inc.

Important News about Ameritrade and TD Waterhouse

Today, Ameritrade announced plans to purchase the U.S. brokerage business of TD Waterhouse and create a new financial services company named TD Ameritrade. The combined company will represent a new force in financial services, giving you and your clients more power than ever before. Plus, you’ll have access to an even greater breadth of investment solutions to meet your clients’ needs.

Bringing you the next generation of financial services

Over the next several months, a group of senior executives from both companies will be tasked with shaping this new company. Built on a legacy of service and technology, we plan to bring together the very best of both TD Waterhouse and Ameritrade including:

•	Continued access to industry leading advisor services technology

•	A robust suite of advisor tools

•	The outstanding service you have come to enjoy

The proposed acquisition of TD Waterhouse requires approval by shareholders and regulators — which will probably take about six months. It will then take another several months to bring the strengths of both companies together. We’ll keep you posted about our progress, and notify you in writing well in advance of any new developments.

You and your clients continue to be our focus

We’re committed to ensuring that it will be business as usual for now and you’ll continue to speak with our professional service associates and have full access to the same tools and services you do today.

If you have questions or comments, we definitely want to hear them. Just e-mail me directly at james.wangsness@ameritradeadvisor.com.

Sincerely,

James Wangsness
Senior Vice President
Ameritrade Advisor Services

P.S. We know you may have some additional questions, so we have posted the most common questions and answers online.

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.

TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.

Ameritrade Advisor Services is a Division of Ameritrade, Inc., member NASD/SIPC, and subsidiary of Ameritrade Holding Corporation.

Frequently Asked Questions

Q: What kinds of changes are going to happen to my account, commissions and services?

A: There will be no changes until the acquisition has been completed. We estimate it will take six months for regulatory approvals and there will be no changes in your account during that time.

Q: When will you know about any changes?

A: Ameritrade and TD Waterhouse cannot share information regarding commissions, fees etc. with each other until after the acquisition is complete, so there will be not information about these changes until after the transaction has closed.

Q: When do you think changes will occur?

A: We anticipate finalizing the acquisition sometime late in 2005 or early 2006. There will be no changes until after time and we will contact you in writing, well in advance.

Q: How will I be informed of any changes?

A: We’ll keep you informed. You’ll always find the latest acquisition news on this Web site, and if any changes to your clients’ accounts are planned, we’ll contact you in writing regarding the details. To ensure you get all the information related, please update your contact information.

Q: Is there anything I need to do now?

A: No. Your relationship, commissions and services are unchanged.

Q: Will this disrupt my business?

No. At this time we expect there to be little to no disruption to your business. We will work hard to bring together the best of both companies to create a better platform, service experience and business opportunity for you.

Q: Will the features, terms and conditions of my clients’ accounts remain in effect?

A: Yes. Account terms and conditions, privacy policy, commissions, rates and fees etc... remain in effect. We will contact you in writing in advance of any changes to these policies.

Q: Can I expect the same level of execution quality I get today?

A: There will be no change to the routing and execution of your orders at this time.

Q: Who is TD Waterhouse?

A: Marking 150 years of service to Canadians in 2005, The Toronto-Dominion Bank and its subsidiaries (including TD Waterhouse Group, Inc.,) are collectively known as

TD Bank Financial Group. TD Bank Financial Group serves more than 14 million customers in four key businesses operating in a number of locations in key financial centers around the globe. TD Bank Financial Group also ranks among the world’s leading online financial services firms, with more than 4.5 million online clients. The Toronto-Dominion Bank trades on the Toronto and New York Stock Exchanges under the symbol “TD”. TD Waterhouse Discount Brokerage, TD Waterhouse Financial Planning, and TD Waterhouse Private Investment Advice are divisions of TD Waterhouse Canada Inc., a subsidiary of The Toronto-Dominion Bank. For more information please visit www.td.com.

Q: Why is the company being named TD Ameritrade if Ameritrade is buying TD Waterhouse?

A: TD Bank Financial Group will be the largest single shareholder of Ameritrade after the sale closes. The new name is in recognition of that relationship.

Q: Who will run TD Ameritrade once the transaction is finalized?

A: Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.

Q: Is TD Waterhouse being bought because it is in financial trouble?

A: No. While TD Waterhouse is a profitable and growing company, joining with Ameritrade will create a very competitive entity, providing clients with an even better mix of products, service and value in the financial services industry.

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.

TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.

Ameritrade Advisor Services is a Division of Ameritrade, Inc., member NASD/SIPC, and subsidiary of Ameritrade Holding Corporation.

Soon there will be a new power player
in the financial markets: You.

This is an exciting time to be an Ameritrade® client. As you may have heard, Ameritrade has signed a definitive agreement to acquire the U.S. brokerage business of TD Waterhouse. This means you will soon have more tools, more choices and more of the edge you need to be a power player in the financial markets.

You’ll get the best of everything in one company named TD Ameritrade. We’ll be taking the powerful robust online trading tools, advanced technology, and 24/7 service you expect from Ameritrade, and adding the extensive branch network, personalized investment services and financial advice that TD Waterhouse offers.

The future of trading and investing is on its way.

The proposed acquisition of TD Waterhouse will require regulatory and shareholder approval and this will take some time – probably six months. We’ll then spend several months bringing the strengths of both companies together. During this time, you can continue to use all of Ameritrade’s services and features just as you do today. There’s nothing you need to do differently. You can keep informed of our progress at www.ameritrade.com and we’ll contact you, in writing, well in advance of any changes.

A hint of good things to come.

You can expect many of the same benefits for which you chose Ameritrade, including:

•	An advanced trading platform

•	Quality execution, speed and pricing*

•	24/7 client service (excluding market holidays)

•	S&P® research

•	Proprietary trading tools like SnapTicket™, Ameritrade Streamer™ and Advanced Analyzer™

•	Risk management tools like Trailing Stops and Trade Triggers™ which allow you to set orders that “trigger” based on a predetermined market condition

Plus, you can look forward to added features such as:

•	Enhanced, independent research and investment tools

•	A nationwide network of branch offices

•	Valuable portfolio planning services

•	A wide range of investment products including online bond trading

You’ll be the new power player in the markets.

We’re committed to making TD Ameritrade the one place you rely on to make the most of your financial future.

We know you may have some additional questions, so we have posted the most common questions and answers online. If you have further questions or comments, we definitely want to hear them. Just e-mail me directly at JoeM@Ameritrade.com. Thank you for your business. It is our privilege to serve you and we look forward to welcoming you to the future of trading and investing.

Sincerely,

Joe Moglia
Chief Executive Officer
Ameritrade Holding Corporation

*Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.

Access to real-time market data is conditioned on acceptance of the exchange agreements. Professional access differs. S&P is a trademark of McGraw-Hill Companies, Inc. Ameritrade is not responsible for third-party information or services, including market information from the exchanges.

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.

TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.

Ameritrade, Inc., member NASD/SIPC, is a subsidiary of Ameritrade Holding Corporation.

Ameritrade, Ameritrade Streamer, Trade Triggers, Advanced Analyzer and the Ameritrade logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.

Soon there will be a new power player
in the financial markets: You.

This is an exciting time to be an Ameritrade® client. As you may have heard, Ameritrade has signed a definitive agreement to acquire the U.S. brokerage business of TD Waterhouse. This means you will soon have more tools, more choices and more of the edge you need to be a power player in the financial markets.

You’ll get the best of everything in one company named TD Ameritrade. We’ll be taking the robust online trading tools, advanced technology, and 24/7 service you expect from Ameritrade, and adding the extensive branch network, personalized investment services and financial advice that TD Waterhouse offers.

The new standard in trading and investing is on its way.

The proposed acquisition of TD Waterhouse will require regulatory and shareholder approval and this will take some time – probably six months. We’ll then spend several months bringing the strengths of both companies together. During this time, you can continue to use all of Ameritrade’s services and features just as you do today. There’s nothing you need to do differently. You can keep informed of our progress at www.ameritrade.com and we’ll contact you, in writing, well in advance of any changes.

A hint of good things to come.

You can expect many of the benefits for which you chose Ameritrade, including:

•	An advanced trading platform

•	Quality execution, speed and pricing*

•	S&P® research

•	24/7 client service (excluding market holidays)

•	Real-time streaming quotes with the Ameritrade Streamer™

•	Market information including analyst recommendations, historical trends and company news

Plus, you can look forward to added features such as:

•	Enhanced independent research and investment tools

•	A nationwide network of branches

•	Valuable portfolio planning services and access to investment advice provided by independent financial advisors

•	A wide range of investment products including online bond trading

You’ll be the new power player in the markets.

We’re committed to making TD Ameritrade the one place you rely on to make the most of your financial future.

We know you may have some additional questions, so we have posted the most common questions and answers online. If you have further questions or comments, we definitely want to hear them. Just e-mail me directly at JoeM@Ameritrade.com. Thank you for your business. It is our privilege to serve you and we look forward to welcoming you to the future of trading and investing.

Sincerely,

Joe Moglia
Chief Executive Officer
Ameritrade Holding Corporation.

*Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.

Access to real-time market data is conditioned on acceptance of the exchange agreements. Professional access differs. S&P is a trademark of McGraw-Hill Companies, Inc. Ameritrade is not responsible for third-party information or services, including market information from the exchanges.

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.

TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.

Ameritrade, Inc., member NASD/SIPC, is a subsidiary of Ameritrade Holding Corporation.

Ameritrade, Ameritrade Streamer, Trade Triggers and the Ameritrade logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.

Frequently Asked Questions

Q: Why is this happening?

A: Ameritrade and TD Waterhouse felt we could better serve our clients as a combined entity. This transaction allows us to combine the powerful online trading tools, advanced technology, and 24/7 service you expect from Ameritrade, with the extensive branch network, personalized investment services and financial advice that TD Waterhouse offers.

Q: What’s in this for me?

A: Once the transaction closes you’ll have access to an extensive branch network and a broader range of investment services.

Q: What kinds of changes are going to happen to my account, commissions and services?

A: There will be no changes until the acquisition has been completed. We estimate it will take six months for regulatory approvals and there will be no changes in your account during that time.

Q: When will you know if there will be changes?

A: Ameritrade and TD Waterhouse cannot share information regarding business policies, commissions, fees etc. with each other until after the acquisition is complete, so there will be no information about these changes until after the transaction has closed.

Q: When do you think changes will occur?

A: We anticipate finalizing the transaction sometime late in 2005 or early 2006. There will be no changes until after time and we will contact you in writing, well in advance.

Q: How will I be informed of any changes?

A: We’ll keep you informed. You’ll always find the latest acquisition news on this Web site, and if any changes to your account are planned, we’ll contact you in writing regarding the details. To ensure you get all information as quickly as possible, please update your e-mail address.

Q: Will I be able to purchase Ameritrade® products at a local TD Waterhouse branch?

A: TD Waterhouse branches will continue to sell and service only TD Waterhouse products until Ameritrade and TD Waterhouse are integrated under the TD Ameritrade name.

Q: Is there anything I need to do now?

A: No. Your relationship, commissions and services are unchanged.

Q: Will the features, terms and conditions of my account remain in effect?

A: Yes. Your account terms and conditions, privacy policy, commissions, rates and fees etc. remain in effect unless we notify you of any specific changes that will affect your account. To ensure you get all the related information, please update your e-mail address.

Q: What if I need to contact Client Services – will I be able to go to a TD Waterhouse branch?

A: Please continue to contact Client Services by e-mail or phone 24/7. Although we are very eager to offer our clients added branch access that service will not be available until after the acquisition is completed.

Q: Can I expect the same level of execution quality I get today?

A: There will be no change to the routing and execution of your orders at this time. Ameritrade prides itself in quality execution and offers a 5 Second guarantee. We will continue to seek best execution on your trades.*

Q: Who is TD Waterhouse?

A: Marking 150 years of service to Canadians in 2005, The Toronto-Dominion Bank and its subsidiaries (including TD Waterhouse Group, Inc.) are collectively known as TD Bank Financial Group. TD Bank Financial Group serves more than 14 million customers in four key businesses operating in a number of locations in key financial centers around the globe. TD Bank Financial Group also ranks among the world’s leading on-line financial services firms, with more than 4.5 million online clients. The Toronto-Dominion Bank trades on the Toronto and New York Stock Exchanges under the symbol “TD”. TD Waterhouse Discount Brokerage, TD Waterhouse Financial Planning, and TD Waterhouse Private Investment Advice are divisions of TD Waterhouse Canada Inc., a subsidiary of The Toronto-Dominion Bank. For more information please visit www.td.com.

Q: Why is the company being named TD Ameritrade if Ameritrade is buying TD Waterhouse?

A: TD Bank Financial Group will be the largest single shareholder of Ameritrade after the sale closes. The new name is in recognition of that relationship.

Q: Who will run TD Ameritrade once the transaction is finalized?

A: Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.

Q: If I want to transfer my account to Ameritrade from TD Waterhouse, can I do so?

A: Ameritrade and TD Waterhouse remain in direct competition with each other for regulatory reasons until the transaction is completed. If during that time you make an independent decision to transfer from one firm to another that is your choice. If you choose to remain at your current firm and the transaction is finalized, you will avoid the inconvenience of transfer and enjoy the benefits of TD Ameritrade taking care of all the details for you when the time comes.

Q: Is TD Waterhouse being bought because it is in financial trouble?

A: No. While TD Waterhouse is a profitable and growing company, joining with Ameritrade will create a very competitive entity, providing clients with an even better mix of products, service and value in the financial services industry.

*	The Ameritrade 5-Second Guarantee offer is limited to market orders to buy or sell at least 100 and up to 1,000 shares of an equity included in the S&P 100 Index and entered via the Ameritrade Web site using “Auto Routing” 15 minutes after market opening and more than 5 seconds before market close of the regular trading session. See the Ameritrade Web site for complete details — www.ameritrade.com. — S&P 100 is a trademark of McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.

TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.

Ameritrade, Inc., member NASD/SIPC, is a subsidiary of Ameritrade Holding Corporation.

TD Waterhouse Canada announces purchase of Ameritrade Canada

On June 22, 2005 TD Waterhouse Canada announced its intention to purchase the Canadian operations of Ameritrade. In Canada, the merged entity will operate under the name TD Waterhouse. TD Waterhouse is a leader in the Canadian discount broker industry and also offers clients a comprehensive range of additional wealth management services.

The proposed acquisition is part of a larger transaction announced today in which Ameritrade will acquire the U.S. brokerage business of TD Waterhouse U.S.A. and is conditional on that transaction closing, as well as customary closing conditions. Both this acquisition and the larger transaction require regulatory approvals. The closing is expected to occur in about six months.

Our commitment to Ameritrade Canada clients

We are committed to ensuring that there will be no changes for now and that means:

•	You will continue to access your account through the same web address and same phone numbers and the same e-mail address

•	Commissions, fees and account numbers stay the same

•	All current products and services will continue to be available

•	The same service that you have come to expect

With the added resources of TD Waterhouse, we are confident that we can continue to meet your present and future needs. As we integrate our operations you will get:

•	Access to a network of Investor Centres

•	Access to a more comprehensive range of wealth management services

•	Access to integrated banking and investment services

We want to assure you that for now it will be business as usual and there are no changes to your account or the products and services you currently have access to. As we finalize the transaction we are committed to minimize any impact on Ameritrade Canada clients. Our goal will be to provide an enhanced level of products and services after the merger is approved. You will be kept informed of all developments through updates on the Canadian web sites of TD Waterhouse and Ameritrade. We will notify you personally, in writing and well in advance, about any merger-related changes to your accounts. You will continue to have uninterrupted access to your accounts.

We look forward to having all Ameritrade Canada clients as part of the TD Waterhouse family and are confident we will provide a new level of service and wealth management services that are unparalleled in Canada.

Sincerely,	Sincerely,

John See	Peter H Williams
President	Chairman and CEO
TD Waterhouse	Ameritrade Canada, Inc.
Discount Brokerage and Financial Planning

Additional Information and Where to Find It

In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.

Ameritrade Canada, Inc. is a member CIPF/IDA and a subsidiary of Ameritrade Holding Corporation.

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